SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported): February 18, 2004

OneSource Information Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25849 (Commission File Number)	04-3204522 (IRS Employer Identification No.)

300 Baker Avenue Concord, MA (Address of Principal Executive Offices)	01742 (Zip Code)

Registrant’s telephone number, including area code: (978) 318-4300

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1 Agreement and Plan of Merger
EX-4.1 Amendment No. 1 to Rights Agreement

Item 5. Other Events and Required FD Disclosure.

     On February 18, 2004, OneSource Information Services, Inc. (“OneSource”) announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 18, 2004, by and among OneSource, VAC-OS Holdings LLC, a Delaware limited liability company (“Parent”), and OS Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of ValueAct Capital and its affiliates. In connection with the completion of the transaction, Merger Sub will be merged with and into OneSource with OneSource becoming a wholly-owned subsidiary of Parent. Under the Merger Agreement, each share of common stock of OneSource, par value $0.01 per share (a “Common Share”) outstanding at the time of the closing of the Merger (other than shares held by ValueAct Capital and its affiliates), will be converted into the right to receive $8.40 per share in cash. ValueAct Capital and its affiliates currently hold approximately a 32% ownership interest in OneSource, according to its most recent filing with the Securities and Exchange Commission (SEC).

     The Merger is subject to the satisfaction of customary closing conditions, including the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the Merger and the Merger Agreement being approved by the holders of a majority of OneSource’s outstanding Common Shares. This description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     On February 17, 2004, the Company and American Stock Transfer & Trust Company, as rights agent (the “Rights Agent”) entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated as of October 7, 2003 (the “Rights Agreement”), between the Company and the Rights Agent (filed as Exhibit 4.1 to Form 8—K dated October 5, 2003, No. 000-25849 and incorporated herein by reference). Pursuant to the terms of the Amendment, ValueAct and its affiliates (including Parent and Merger Sub) are excepted out of the definition of “Acquiring Person” by virtue of the transactions contemplated by the Merger Agreement being an “Approved Transaction” under the terms of the Rights Agreement. This description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 18, 2004

4.1	Amendment No. 1 to the Rights Agreement, dated as of February 17, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

ONESOURCE INFORMATION SERVICES, INC.

Date: February 18, 2004	By:	/s/ Martin Kahn

Martin Kahn Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 18, 2004

4.1	Amendment No. 1 to the Rights Agreement, dated as of February 17, 2004